SUPPLEMENT DATED AUGUST 13, 2007 TO THE
FIRST INVESTORS EQUITY FUNDS PROSPECTUS

Dated January 31, 2007

This Supplement supersedes the prior Supplement dated June 6, 2007.

On August 10, 2007, First Investors Focused Equity (the “Focused Equity Fund”) was reorganized into the First Investors Blue Chip Fund. As a result, the following changes should be made to the First Investors Equity Funds prospectus (“Prospectus”) to reflect the reorganization of the Focused Equity Fund.

1.

All references and discussions regarding the Focused Equity Fund in the Prospectus are deleted in their entirety.

2.

All references and discussions regarding the Wellington Management Company, LLP managing the Focused Equity Fund under the “Fund Management” section on pages 83 and 84 are deleted in their entirety.

EP08207

SUPPLEMENT DATED AUGUST 13, 2007 TO THE

FIRST INVESTORS EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

TOTAL RETURN

VALUE

BLUE CHIP
GROWTH & INCOME

GLOBAL

ALL-CAP GROWTH

MID-CAP OPPORTUNITY

SPECIAL SITUATIONS

FOCUSED EQUITY
INTERNATIONAL

DATED JANUARY 31, 2007

1.

All references and discussions regarding First Investors Focused Equity Fund (the “Focused Equity Fund”) are deleted in their entirety.

2.

Add the following sentence at the end of the second paragraph on page I-3 in the section “History and Classification of the Funds”:

On August 10, 2007, the Focused Equity Fund was reorganized into the Blue Chip Fund.

3.

The subadvisory fee schedule for the Focused Equity Fund on page I-10 is deleted in its entirety.

4.

All references and discussions regarding the Focused Equity Fund in the “Portfolio Managers” section on pages  I-13 through I-19 are deleted in their entirety.

5.

The Investments Strategies checklist for the Focused Equity Fund on page I-A-8 is deleted in its entirety.

ESAI08207